UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2015
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CoroWare, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 108th Avenue Northeast, Suite 1900
Bellevue, WA 98004
 (Address of principal executive offices)

(800) 641-2676
(Registrant's telephone number, including area code)

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Copies to:

Gary L. Blum, Esq.
Law Offices of Gary L. Blum
3278 Wilshire Boulevard, Suite 603
Los Angeles, CA 90010
Phone: (213) 381-7450
Fax: (213) 384-1035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 8, 2015, CoroWare, Inc. (the “Company”) issued a press release announcing the signing of multi-year outsourced services agreements with a Fortune 100 software services, devices and solutions company for the delivery of supplier support, R&D support and consulting services. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Item 7.01 and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities Exchange Commission in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by CoroWare, Inc. on December 8, 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

Date: December 14, 2015	By:	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer